SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 13, 2003	Commission File Number 000-26076

SINCLAIR BROADCAST GROUP, INC.
(Exact name of registrant)

Maryland	52-1494660
(State of organization)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road Cockeysville, MD 21030
(Address of principal executive offices and zip code)

(410) 568-1500
(Registrant’s telephone Number)

SINCLAIR BROADCAST GROUP, INC.

Item 5.  Other Events

The following exhibit is filed as part of this report:

Exhibit  99.1   Sinclair Broadcast Group, Inc.  Press Release (Dated February 13, 2003) – Sinclair Reports Fourth Quarter and Full Year 2002 Results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.

	By:	/s/ David Bochenek
	Name:	David Bochenek
	Title:	Chief Accounting Officer/Controller

Dated: February 13, 2003